UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 26, 2010

                             CHICOPEE BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Massachusetts                     0-51996                  20-4840562
    -------------                     -------                  ----------
(State or Other Jurisdiction     (Commission File No.)      (I.R.S. Employer
   of Incorporation)                                        Identification No.)


70 Center Street, Chicopee, Massachusetts                        01013
-----------------------------------------                        -----
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (413) 594-6692
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
            --------------------------------------------------------------------

On May 27, 2010, Chicopee Bancorp, Inc. (the "Company"), the holding company of Chicopee Savings Bank (the "Bank"), announced that Guida R. Sajdak has been appointed to Chief Financial Officer of the Company and Bank. Ms. Sajdak is expected to commence her duties as Senior Vice President and Chief Financial Officer on July 1, 2010.

Ms. Sajdak, age 37, has been employed by the Company and Bank since 1989. Ms. Sajdak has been steadily promoted throughout her career with the Company and Bank and most recently held the title of Senior Vice President of Finance.

For more information regarding Ms. Sajdak's appointment, please see the press release, dated May 27, 2010, attached as Exhibit 99.1 to this Current Report.


Item 5.07.  Submission of Matters to a Vote of Security Holders
            ---------------------------------------------------

The Company's 2010 Annual Meeting of Stockholders was held on May 26, 2010 (the "Annual Meeting"). The matters considered and voted on by the Company's stockholders at the Annual Meeting and the vote of the stockholders was as follows:

Matter 1. The election of five directors, each for a three-year term.

------------------------------------- ------------------------ ------------------------ -------------------------
Nominee                                   Shares Voted For         Shares Withheld          Broker Non-Votes
------------------------------------- ------------------------ ------------------------ -------------------------
Francine Jasinski Hayward                    3,684,864                   494,957                  977,362
------------------------------------- ------------------------ ------------------------ -------------------------
James P. Lynch                               3,915,790                   264,031                  977,362
------------------------------------- ------------------------ ------------------------ -------------------------
William D. Masse                             4,110,849                    68,972                  977,362
------------------------------------- ------------------------ ------------------------ -------------------------
W. Guy Ormsby(1)                             3,895,940                   283,881                  977,362
------------------------------------- ------------------------ ------------------------ -------------------------
William J. Wagner                            4,111,607                    68,214                  977,362
------------------------------------- ------------------------ ------------------------ -------------------------

(1) As previously announced, effective June 30, 2010, Mr. Ormsby will retire as a member of the Boards of Directors of the Company and the Bank and will be appointed to serve as a Director Emeritus of the Company. In addition, effective June 30, 2010, Mr. Ormsby will retire from the positions of Executive Vice President and Chief Financial Officer of the Company and the Bank.


Matter 2. The ratification of the appointment of Berry, Dunn, McNeil & Parker as the Company's independent public accounting firm for the year ending December 31, 2010.

---------------------------------------- ----------------------------------- ------------------------------------
Shares Voted For                             Shares Voted Against                   Abstentions
---------------------------------------- ----------------------------------- ------------------------------------
5,001,044                                         153,139                              3,000
---------------------------------------- ----------------------------------- ------------------------------------

Item 9.01.  Financial Statements and Exhibits.

        (a) Not Applicable.

        (b) Not Applicable.

        (c) Not Applicable.

        (d) Exhibits.

         Exhibit No.                        Exhibit
         -----------                        --------
         99.1                               Press release dated May 27, 2010

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       CHICOPEE BANCORP, INC.


DATE:  May 27, 2010                    By: /s/ William J. Wagner
                                          -------------------------------------
                                          William J. Wagner
                                          President and Chief Executive Officer